UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

THE ADVISORS INNER CIRCLE FUND

Global Managed Volatility Fund

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2017

This information must be preceded or accompanied by a

current prospectus. Investors should read the prospectus

carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees return of the LSV Global Managed Volatility Fund, Institutional Class Shares, the MSCI AC World Index (the “Benchmark”) and the MSCI AC World Minimum Volatility Index for the trailing periods ended October 31, 2017 were as follows:

	12 Months	3 Year
	Ended	Ended	Since
	10/31/17	10/31/17*	Inception*
LSV Global Managed Volatility Fund, Institutional Class Shares	16.29%	6.36%	5.84%
Benchmark:
MSCI AC World Index	23.20	7.92	6.66
Volatility Index
MSCI AC World Minimum Volatility Index	14.51	8.50	8.78

*Periods longer than one year are annualized; inception date is June 25, 2014; net of fees.

Institutional Class Shares performance as of 9/30/17: 6.26% (1 year) and 5.45% (Annualized Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

Global stocks as represented by the MSCI AC World Index finished up 23.20% for the twelve months ended October 31, 2017. Low volatility stocks significantly underperformed over the period as the MSCI AC World Minimum Volatility Index was up 14.51%. Additionally, value stocks broadly underperformed across the globe—The MSCI AC World Value Index gained 20.30% while the MSCI AC World Growth Index was up 26.12%. The LSV Global Managed Volatility Fund, Institutional Class Shares (the “Fund”) advanced 16.29%. Global equity markets seemed to shrug off geopolitical instability around the globe and advanced thanks to continued strength in global economic data and corporate earnings. Additionally, central banks across the globe have sustained supportive monetary policy in an effort to boost consumer spending and incentivize growth. The easy monetary policy has resulted in strong global GDP growth data—beating investor expectations and further fueling the market rally. From a sector perspective, cyclical sectors generally outperformed while more defensive segments of the market lagged.

The objective of the Fund is to outperform the Benchmark with a target volatility ratio of 0.75. The Fund holds less risky stocks with high expected returns based on LSV’s alpha model. The portfolio decision making process is quantitative and stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. Next, stocks are ranked on an assortment of factors to estimate a risk score. The risk score is a function of beta, standard deviation and volatility of operating performance (cash flows and earnings).

Performance attribution indicates that both stock selection and sector selection contributed to the Fund’s relative underperformance. From a stock selection perspective, low volatility, deep value stocks within Consumer Discretionary and Information Technology sectors particularly struggled and our holdings underperformed. From a sector perspective, the bulk of the excess return detraction came from our overweight to Telecommunication Services and underweight to Technology stocks. Top individual contributors included not holding General Electric as well as overweight positions in Boeing, Venture Corp, and Coats Group. Main individual detractors included overweights to Target, Korea Electric Power, Kroger, Matas and Scana as well as not holding Bank of America, Microsoft, Samsung and Alibaba.

In the short period since the Fund’s inception since June 25, 2014, low volatility equity strategies have outperformed relative to the broad market indices. The Minimum Volatility Indices and Low Volatility strategies correlated with the indices are trading at premiums relative to the market and their history. Given LSV’s emphasis on attractive

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

valuations, the Fund is trading at a deep discount relative to the benchmark and the Volatility Index while at the same time offering 25% less volatility than the market.

The Fund is trading at 13.3x forward earnings compared to 17.5x for the Benchmark, 1.7x book value compared to 2.3x for the Benchmark and 8.3x cash flow compared to 12.2x for the Benchmark. The Fund is also yielding 3.2%. The Fund is overweight the Financials, Utilities and Telecom sectors while underweight Information Technology and Industrials. Country bets are constrained relative to the benchmark and are within +/-3% of the country weights in the Benchmark.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal.

Volatility Ratio is a technical indicator use to identify price ranges and breakouts. The volatility ratio uses a true price range to determine a stock’s true trading range and is able to identify situations where the price has moved out of this true range.

Alpha refers to a percentage measuring how the portfolio of fund performed compared to the benchmark index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

Standard Deviation measures the return in a fund is deviating from the expected returns based on its historical performance.

The MSCI AC World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

The MSCI AC World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of $10,000 Investment in the LSV

Global Managed Volatility Fund, Institutional Class Shares, versus the MSCI All Country World Index (Unaudited)

	Average Annual Total Return for the period ended October 31, 2017
	One Year Return	Three Year Return	Annualized Inception to Date(1)
LSV Global Managed Volatility Fund, Institutional Class Shares	16.29%	6.36%	5.84%
LSV Global Managed Volatility Fund, Investor Class Shares	16.01%	6.08%	5.59%
MSCI All Country World Index	23.20%	7.92%	6.66%

*	The graph is based on only the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.

(1)	The LSV Global Managed Volatility Fund commenced operations on June 25, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect previously, if they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2017

Sector Weightings (Unaudited)†:

†	Percentages are based on total investments.

Schedule of Investments

LSV Global Managed Volatility Fund

	Shares	Value (000)
U.S. Common Stock (48.9%)
Aerospace & Defense (1.7%)
Boeing	150	$39
United Technologies	800	96

		135

Agricultural Products (0.3%)
Fresh Del Monte Produce	600	27

Apparel/Textiles (0.6%)
Carter’s	500	48

Asset Management & Custody Banks (0.9%)
New Mountain Finance	1,800	25
TPG Specialty Lending	2,300	47

		72

Automotive (0.4%)
Cooper-Standard Holdings*	300	33

Automotive Retail (0.3%)
Murphy USA*	300	22

Biotechnology (1.1%)
Amgen	300	53
Gilead Sciences	500	37

		90

Cable & Satellite (1.0%)
Comcast, Cl A	2,200	79

Commercial Services (0.6%)
Convergys	900	23
Sykes Enterprises*	800	23

		46

Computers & Services (2.1%)
Apple	700	118
Dell Technologies, Cl V*	167	14
DXC Technology	60	6

LSV Global Managed Volatility Fund

	Shares	Value (000)
Computers & Services (continued)
Hewlett Packard Enterprise	700	$10
HP	700	15

		163

Diversified REIT’s (0.3%)
Select Income	1,000	24

Drug Retail (0.9%)
CVS Health	1,000	69

Electrical Services (5.3%)
Consolidated Edison	500	43
Edison International	800	64
Entergy	900	78
Exelon	2,000	80
FirstEnergy	2,400	79
Public Service Enterprise Group	1,600	79

		423

Environmental & Facilities Services (1.5%)
Republic Services, Cl A	1,000	65
Waste Management	700	58

		123

Financial Services (0.3%)
Capital One Financial	300	28

Food, Beverage & Tobacco (2.4%)
JM Smucker	400	42
Sanderson Farms	500	75
Tyson Foods, Cl A	1,000	73

		190

General Merchandise Stores (1.3%)
Target	1,700	100

Health Care Facilities (1.0%)
HCA Holdings*	1,000	76

Insurance (6.4%)
Aflac	700	59
Allstate	900	85
Anthem	200	42
Axis Capital Holdings	1,000	54
Berkshire Hathaway, Cl B*	700	131
Chubb	200	30
CIGNA	200	39
Travelers	500	66

		506

IT Consulting & Other Services (1.5%)
Amdocs	700	46

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2017

LSV Global Managed Volatility Fund

	Shares	Value (000)
IT Consulting & Other Services (continued)
International Business Machines	500	$77

		123

Mortgage REIT’s (2.1%)
Annaly Capital Management	5,100	59
MFA Financial	4,300	35
Starwood Property Trust	2,100	45
Two Harbors Investment	3,000	29

		168

Multimedia (0.6%)
Walt Disney	500	49

Office Equipment (0.5%)
Avery Dennison	400	43

Office REIT’s (0.3%)
Franklin Street Properties	2,100	21

Petroleum & Fuel Products (1.1%)
ExxonMobil	300	25
LUKOIL PJSC ADR	400	21
Valero Energy	500	39

		85

Pharmaceuticals (4.8%)
AbbVie	400	36
Johnson & Johnson	1,000	139
Merck	1,200	66
Pfizer	3,900	137

		378

Reinsurance (0.6%)
Everest Re Group	200	48

Retail (3.2%)
Brinker International	500	15
Kohl’s	800	33
Kroger	2,300	48
Macy’s	300	6
Wal-Mart Stores	1,700	148

		250

Semi-Conductors/Instruments (2.2%)
Intel	2,900	132
KLA-Tencor	400	44

		176

Telephones & Telecommunications (3.6%)
AT&T	1,900	64
Cisco Systems	3,000	102
Motorola Solutions	700	63

LSV Global Managed Volatility Fund

	Shares	Value (000)
Telephones & Telecommunications (continued)
Verizon Communications	1,100	$53

		282

TOTAL U.S. COMMON STOCK (Cost $3,597)		3,877

Foreign Common Stock (47.9%)
Australia (1.4%)
AGL Energy	3,200	62
Dexus Property Group	4,000	30
Telstra	8,600	23

		115

Austria (0.2%)
EVN	900	14

Belgium (0.6%)
bpost	1,600	45

Canada (5.2%)
Bank of Montreal	700	54
Bank of Nova Scotia	600	39
Canadian Imperial Bank of Commerce	300	26
Canadian Tire, Cl A	400	49
Metro, Cl A	1,000	31
National Bank of Canada	1,000	49
Power Financial	1,000	28
Royal Bank of Canada	300	23
TELUS	1,800	65
Toronto-Dominion Bank	800	46

		410

China (0.6%)
China Resources Power Holdings	10,000	19
Shenzhen Expressway, Cl H	28,000	29

		48

Denmark (0.5%)
Matas	2,500	28
Spar Nord Bank	900	11

		39

France (2.8%)
Cie Generale des Etablissements Michelin	300	43
Sanofi	1,200	114
Total	1,100	61

		218

Germany (1.6%)
McKesson Europe	1,300	40

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2017

LSV Global Managed Volatility Fund

	Shares	Value (000)
Germany (continued)
Muenchener Rueckversicherungs	250	$56
Talanx	900	35

		131

Hong Kong (3.5%)
China Mobile	3,500	35
China Zhongwang Holdings	116,400	69
Dah Sing Banking Group	17,200	38
Great Eagle Holdings	5,000	28
Johnson Electric Holdings	12,000	48
Kerry Properties	12,500	56

		274

Hungary (0.6%)
Magyar Telekom Telecommunications	26,500	46

Indonesia (0.9%)
Bank Negara Indonesia Persero	127,500	72

Israel (1.2%)
Bank Hapoalim	5,400	38
Mizrahi Tefahot Bank	3,100	56

		94

Japan (7.8%)
Astellas Pharma	2,700	36
Canon Electronics	1,300	29
Doutor Nichires Holdings	1,300	31
Geo Holdings	1,600	26
Heiwa	1,500	28
Japan Airlines	1,400	48
KDDI	1,800	48
Mitsubishi Shokuhin	1,100	32
Nippon Flour Mills	3,100	47
Nippon Telegraph & Telephone	2,000	96
Osaka Gas	2,000	39
Shimachu	1,500	42
Sumitomo Osaka Cement	10,000	46
Teijin	3,300	69

		617

Malaysia (0.8%)
AMMB Holdings	22,300	22
Tenaga Nasional	11,500	41

		63

New Zealand (0.4%)
Fletcher Building	6,400	32

Singapore (3.0%)
DBS Group Holdings	4,100	69
Mapletree Industrial Trust	32,800	47

LSV Global Managed Volatility Fund

	Shares	Value (000)
Singapore (continued)
United Overseas Bank	4,500	$81
Yanlord Land Group	31,200	41

		238

South Africa (0.3%)
Astral Foods	1,600	22

South Korea (3.6%)
KB Financial Group	1,500	78
Kia Motors	1,200	38
Korea Electric Power	1,100	39
KT&G	400	38
LG Uplus	4,100	47
SK Telecom	200	47

		287

Switzerland (1.4%)
Roche Holding AG	170	39
Swiss Life Holding	100	35
Valiant Holding	400	41

		115

Taiwan (4.1%)
China Motor	45,000	40
China Synthetic Rubber	25,200	35
First Financial Holding	126,480	82
Greatek Electronics	16,000	30
Hon Hai Precision Industry	24,000	89
Hua Nan Financial Holdings	57,750	32
King’s Town Bank	14,000	15

		323

Thailand (2.7%)
Bangchak	31,700	40
Kiatnakin Bank	17,400	39
PTT	2,600	33
Thai Oil	20,100	62
Tisco Financial Group	15,600	41

		215

Turkey (0.1%)
TAV Havalimanlari Holding	2,300	11

United Kingdom (4.6%)
BAE Systems	5,100	40
BP	3,700	25
Coats Group	42,800	49
GlaxoSmithKline	5,900	107
J Sainsbury	9,000	29
Royal Mail	6,300	31
Tate & Lyle	4,700	40

The accompanying notes are an integral part of the financial statements

Schedule of Investments

October 31, 2017

LSV Global Managed Volatility Fund

	Shares	Value (000)
United Kingdom (continued)
William Hill	13,900	$48

		369

TOTAL FOREIGN COMMON STOCK (Cost $3,465)		3,798

Preferred Stock (0.5%)
South Korea (0.5%)
Samsung Electronics 1.4%	20	40

TOTAL PREFERRED STOCK (Cost $18)		40

	Face Amount (000)
Repurchase Agreement (2.0%)
Morgan Stanley 0.880%, dated 10/31/17, to be repurchased on 11/01/17, Repurchase price $162 (collateralized by various U.S. Treasury Notes, par values ranging $0 - $135, 1.250% - 2.125%, 10/31/18 – 02/29/24; with total market value $165)	$162	162

TOTAL REPURCHASE AGREEMENT (Cost $162)		162

Total Investments – 99.3% (Cost $7,242)		$7,877

Percentages are based on Net Assets of $7,928 (000).

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

REIT — Real Estate Investment Trust

The following is a list of the level of inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value ($ 000):

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock
United States	$3,877	$–	$–	$3,877

Foreign Common Stock
Australia	115	–	–	115
Austria	14	–	–	14
Belgium	45	–	–	45
Canada	410	–	–	410
China	48	–	–	48
Denmark	39	–	–	39
France	218	–	–	218
Germany	–	131	–	131
Hong Kong	274	–	–	274
Hungary	46	–	–	46
Indonesia	72	–	–	72
Israel	94	–	–	94
Japan	617	–	–	617
Malaysia	63	–	–	63
New Zealand	32	–	–	32
Singapore	238	–	–	238
South Africa	22	–	–	22
South Korea	287	–	–	287
Switzerland	115	–	–	115
Taiwan	323	–	–	323
Thailand	215	–	–	215
Turkey	11	–	–	11
United Kingdom	369	–	–	369

Total Foreign Common Stock	3,667	131	–	3,798

Total Preferred Stock	40	–	–	40

Total Repurchase Agreement	–	162	–	162

Total Investments in Securities	$7,584	$293	$–	$7,877

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

For the year ended October 31, 2017, there were transfers of

$35 (000) from Level 2 to Level 1 investments and transfers of $131 (000) from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For the year ended October 31, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

October 31, 2017

	LSV Global
	Managed Volatility
	Fund
Assets:
Investments at Value (Cost $7,242)	$7,877
Foreign Currency, at Value (Cost $33)	33
Dividends and Interest Receivable	18
Receivable due from Investment Adviser	10
Reclaim Receivable	2
Receivable due from Distributor	1
Prepaid Expenses	14
Total Assets	7,955
Liabilities:
Payable due to Administrator	—
Payable due to Trustees	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	27
Total Liabilities	27
Net Assets	$7,928

Net Assets Consist of:
Paid-in Capital	$6,780
Undistributed Net Investment Income	161
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	352
Net Unrealized Appreciation on Investments	635
Net Assets	$7,928

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($7,784 ÷ 679,462 shares)(1)	$11.46

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($144 ÷ 12,504 shares)(1)	$11.48	*

(1)	Shares have not been rounded.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—“ are $0 or have been rounded $0.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the year ended October 31, 2017

LSV Global
Managed Volatility
Fund
Investment Income:
Dividend Income	$252
Interest Income	1
Foreign Taxes Withheld	(17)
Total Investment Income	236
Expenses:
Investment Advisory Fees	46
Administration Fees	5
Trustees’ Fees	—
Chief Compliance Officer Fees	—
Distribution Fees - Investor Class	—
Transfer Agent Fees	53
Registration and Filing Fees	31
Custodian Fees	25
Printing Fees	13
Professional Fees	1
Insurance and Other Fees	13
Total Expenses	187
Less: Waiver of Investment Advisory Fees	(46)
Less: Reimbursement of Expenses from Investment Adviser	(84)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	57
Net Investment Income	179
Net Realized Gain on Investments	369
Net Realized Gain on Foreign Currency Transactions	4
Net Change in Unrealized Appreciation (Depreciation) on Investments	590
Net Realized and Unrealized Gain on Investments	963
Net Increase in Net Assets Resulting from Operations	$1,142

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the years ended October 31,

	LSV Global Managed
	Volatility Fund
	2017	2016
Operations:
Net Investment Income	$179	$109
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	373	(13)
Net Change in Unrealized Appreciation (Depreciation) on Investments	590	97
Net Increase in Net Assets Resulting from Operations	1,142	193
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(111)	(71)
Investor Class Shares	(5)	(3)
Net Realized Gain:
Institutional Class Shares	—	(2)
Investor Class Shares	—	—
Total Dividends and Distributions	(116)	(76)
Capital Share Transactions:
Institutional Class Shares:
Issued	3,721	1,369
Reinvestment of Dividends and Distributions	111	73
Redeemed	(2,113)	—
Net Increase from Institutional Class Shares Transactions	1,719	1,442
Investor Class Shares:
Issued	45	942
Reinvestment of Dividends and Distributions	5	3
Redeemed	(188)	(970)
Net Decrease from Investor Class Shares Transactions	(138)	(25)
Net Increase in Net Assets Derived from Capital Share Transactions	1,581	1,417
Total Increase in Net Assets	2,607	1,534
Net Assets:
Beginning of Year	5,321	3,787
End of Year (including undistributed net investment income of $ 161 and $ 91, respectively)	$7,928	$5,321

Shares Transactions:
Institutional Class:
Issued	349	135
Reinvestment of Dividends and Distributions	11	8
Redeemed	(184)	—
Total Institutional Class Share Transactions	176	143
Investor Class:
Issued	4	95
Reinvestment of Dividends and Distributions	1	—
Redeemed	(18)	(97)
Total Investor Class Share Transactions	(13)	(2)
Net Increase in Shares Outstanding	163	141

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout the years or period ended October 31,

												Ratio of
			Net									Expenses to
			Realized									Average Net	Ratio
	Net Asset		and					Net Asset				Assets (Excluding	of Net
	Value		Unrealized		Dividends	Distributions	Total	Value		Net Assets	Ratio of	Waivers,	Investment
	Beginning	Net	Gains		from Net	from	Dividends	End of		End of Year	Expenses	Reimbursements	Income to	Portfolio
	of Year or	Investment	(Losses) on	Total from	Investment	Realized	and	Year or	Total	or Period	to Average	and Fees Paid	Average	Turnover
	Period	Income(1)	Investments	Operations	Income	Gain	Distributions	Period	Return†	(000)	Net Assets	Indirectly)	Net Assets	Rate‡
LSV Global Managed Volatility Fund
Institutional Class Shares
2017	$10.06	$0.25	$1.36	$1.61	$(0.21)	$—	$(0.21)	$11.46	16.29%	$7,784	0.75%	2.45%	2.35%	43%
2016	9.77	0.26	0.24	0.50	(0.20)	(0.01)	(0.21)	10.06	5.23	5,059	0.75	4.08	2.66	35
2015	10.05	0.24	(0.41)	(0.17)	(0.09)	(0.02)	(0.11)	9.77	(1.68)	3,520	0.75	6.24	2.41	14
2014*	10.00	0.07	(0.02)	0.05	—	—	—	10.05	0.50	2,110	0.75	7.65	2.10	3
Investor Class Shares
2017	$10.06	$0.21	$1.38	$1.59	$(0.17)	$—	$(0.17)	$11.48	16.01%	$144	1.00%	2.78%	1.97%	43%
2016	9.75	0.22	0.25	0.47	(0.15)	(0.01)	(0.16)	10.06	4.96	262	1.00	4.40	2.22	35
2015	10.05	0.22	(0.41)	(0.19)	(0.09)	(0.02)	(0.11)	9.75	(1.96)	267	1.00	6.58	2.23	14
2014*	10.00	0.05	–	0.05	—	—	—	10.05	0.50	269	1.00	7.49	1.35	3

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.
(1)	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the LSV Global Managed Volatility Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing at least 40% of its assets in non-US companies. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

Notes to Financial Statements

October 31, 2017

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of October 31, 2017, there was one security valued in accordance with fair value procedures. If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income— Security transactions are accounted for on trade date for financial reporting purposes. Costs used

Notes to Financial Statements

October 31, 2017

in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investments in Real Estate Investment Trusts (REIT) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal yearend, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2017, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Fair
Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral
Counterparty	Agreement	Received(1)	Received(1)	Net Amount(2)
Morgan Stanley	$162	$162	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

Notes to Financial Statements

October 31, 2017

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $4,578 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2017, the Fund incurred $431 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2017, the Fund earned $14 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.75% and 1.00% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2018.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2017, were as follows (000):

Purchases
Other	$4,627
Sales
Other	$3,130

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in REITs, foreign currency exchanges gains and non-deductible excise tax paid have been reclassified to (from) the following accounts (000):

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
(Loss)	(Loss)	Total
$7	$(7)	$—

These reclassifications have no impact on net assets or net asset value per share.

Notes to Financial Statements

October 31, 2017

The tax character of dividends and distributions paid during the years ended October 31, 2017 and 2016 was as follows (000):

	Ordinary	Long-Term
	Income	Capital Gain	Total
2017	$ 116	$—	$116
2016	74	2	76

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$257
Undistributed Long-Term Capital Gain	293
Unrealized Appreciation	598

Total Distributable Earnings	$1,148

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2017.

During the year ended October 31, 2017, $3 (000) of capital loss carryforwards were utilized to offset capital gains.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2017, were as follows (000):

	Aggregated	Aggregated
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$7,279	$895	$(297)	$598

8.	Other:

At October 31, 2017, 84% of total shares outstanding for the Institutional Class Shares were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. At October 31, 2017, 83% of total shares outstanding for the Investor Class Shares were held by two record shareholder each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of LSV Global Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LSV Global Managed Volatility Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period June 25, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LSV Global Managed Volatility Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period June 25, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/17	10/31/17	Ratios	Period*
LSV Global Managed Volatility Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,071.00	0.75%	$3.91
Investor Class Shares	1,000.00	1,069.90	1.00	5.22

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Investor Class Shares	1,000.00	1,020.16	1.00	5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2016.

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INTERESTED BOARD MEMBERS[3,4]
Robert A. Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INTERESTED BOARD MEMBERS[3,4]
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self- Employed Legal and Financial Services Consultant since 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
INDEPENDENT TRUSTEES[3]
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 53 funds in the Advisors’ Inner Circle Fund.

Trustees And Officers Of The Advisors’ Inner Circle Fund (Unaudited)

Position with Trust
Name and	and Length of	Principal Occupation	Other Directorships
Year of Birth	Time Served[1]	in the Past Five Years	Held in the Past Five Years[2]
OFFICERS (continued)
Diann M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

NOTICE TO SHAREHOLDERS

OF

LSV GLOBAL MANAGED VOLATILITY FUND

(Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Qualifying
For
Corporate
Long-Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term
Capital Gain	Income	Total	Receivable	Dividend	Government	Related	Capital Gain
Distribution	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends(4)	Dividends (5)
0%	100%	100%	46.89%	95.07%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund-LSV Global Managed Volatility Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Global Managed Volatility Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-AR-010-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.